Prospectus Supplement dated July 21, 1997 to Class A share
                               Prospectus:

                         PUTNAM EQUITY INCOME FUND
         Prospectus dated March 30, 1997, as revised May 30, 1997

                     THE GEORGE PUTNAM FUND OF BOSTON
        Prospectus dated November 30, 1996, as revised May 30, 1997

                           PUTNAM NEW VALUE FUND
        Prospectus dated December 31, 1996, as revised May 30, 1997

                          PUTNAM VOYAGER FUND II
                      Prospectus dated April 30, 1997

     Effective April 15, 1997, the prospectus is modified as follows:

     The section of the prospectus entitled "How to buy shares" is replaced by the following:


     All
      orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible employer-sponsored retirement plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. A class A qualified benefit plan (an employer-sponsored retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares) is eligible to purchase fund shares at net asset value if it initially invests at least $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates or if its dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event the plan redeems 90% or more of its cumulative purchases within two years of its initial purchase. An employer-
     sponsored retirement plan, other than a class A qualified benefit plan, is eligible to purchase fund shares at net asset value if its investment in class A shares is at least $1 million, or it has at least 200 eligible employees, and the dealer of record waives its commission with the consent of Putnam Mutual Funds. Employer-sponsored retirement plans participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. Employer-sponsored plans may make additional investments of any amount at any time. To eliminate the need for safekeeping, the fund will not issue certificates for your shares.

     As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who sold or may sell significant amounts of shares.
     Certain dealers may not sell all classes of shares.




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